EXECUTION VERSION

SECOND LIEN PLEDGE AND SECURITY AGREEMENT

dated as of

May 4, 2018,

among

FUSION CONNECT, INC.,

THE OTHER GRANTORS PARTY HERETO

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent

Table of Contents

Page

SCHEDULES
Schedule I -	Pledged Equity; Pledged Debt
Schedule II -	Commercial Tort Claims
Schedule III -	Intellectual Property

EXHIBITS
Exhibit I -	Form of Second Lien Pledge and Security Agreement Supplement
Exhibit II -	Form of Second Lien Copyright Security Agreement
Exhibit III -	Form of Second Lien Patent Security Agreement
Exhibit IV -	Form of Second Lien Trademark Security Agreement

i

SECOND LIEN PLEDGE AND SECURITY AGREEMENT, dated as of May 4, 2018, among FUSION CONNECT, INC., a Delaware corporation (the “Borrower”), the other GRANTORS party hereto from time to time and WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), as Collateral Agent for the Secured Parties (as defined below).

Reference is made to the Second Lien Credit and Guaranty Agreement dated as of May 4, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, certain Subsidiaries of the Borrower party thereto, as Guarantor Subsidiaries, the Lenders party thereto and Wilmington Trust, as Administrative Agent and Collateral Agent.

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement by each Grantor. The Grantors are Affiliates of one another, will derive substantial direct and indirect benefits from the extensions of credit to the Borrower pursuant to the Credit Agreement, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. This Agreement is subject to the Intercreditor Agreement, which governs the relative rights and priorities of the First Lien Secured Parties (as defined in the Intercreditor Agreement) and the Second Lien Secured Parties (as defined in the Intercreditor Agreement) and certain other matters as described therein. Accordingly, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Credit Agreement and UCC. (a) Capitalized terms used in this Agreement, including the preamble and the introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b)         As used herein, each of the following terms has the meaning specified in the UCC (as defined herein):

Term	UCC Section
Certificated Security	8-102
Chattel Paper	9-102
Commercial Tort Claim	9-102
Deposit Account	9-102
Document	9-102
Fixtures	9-102
Goods	9-102
Instrument	9-102
Inventory	9-102
Investment Property	9-102
Letter-of-Credit Right	9-102
Money	1-201
Payment Intangible	9-102
Proceeds	9-102
Promissory Note	9-102
Securities Account	8-501
Security Entitlement Supporting Obligations	8-102 9-102
Uncertificated Security	8-102

(c)         The rules of construction specified in Section 1.3 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account(s)” means “accounts” as defined in Section 9-102 of the UCC, and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) arising out of the use of a credit or charge card or information contained on or for use with the card.

“Account Debtor” means any Person that is or that may become obligated to any Grantor under, with respect to or on account of an Account or a Payment Intangible.

“After-Acquired Intellectual Property” has the meaning assigned to such term in Section 4.02(d).

“Agreement” means this Second Lien Pledge and Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Bankruptcy Event of Default” means any Event of Default under Section 8.1(f) or 8.1(g) of the Credit Agreement.

“Blue Sky Laws” has the meaning assigned to such term in Section 5.01.

“Borrower” has the meaning assigned to such term in the preamble.

“Collateral” means the Article 9 Collateral and the Pledged Collateral; provided that all references to “Collateral” in Section 5.02 shall, unless the context requires otherwise, also refer to Real Estate Assets subject to a Mortgage.

“Collateral Agent” means Wilmington Trust, in its capacity as collateral agent for the Secured Parties under the Credit Documents, and its successors in such capacity as provided in the Credit Agreement.

“Commercial Software License(s)” means any non-exclusive license of commercially available (on non-discriminatory pricing terms) computer software to a Grantor from a commercial software provider (e.g., “shrink-wrap”, “browse-wrap” or “click-wrap” software licenses) or a license of freely available computer software from a licensor of free or open source software.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by or assigned to any Grantor (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, whether registered or unregistered and whether published or unpublished, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations, pending applications for registration and renewals in the United States Copyright Office, including those listed on Schedule III, (c) all rights and privileges arising under applicable law with respect to such Grantor’s use of such copyrights, (d) all reissues, renewals, continuations and extensions thereof and amendments thereto, (e) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect to the foregoing, including damages and payments for past, present or future infringements thereof, (f) all rights corresponding thereto throughout the world and (g) all rights to sue for past, present or future infringements thereof.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Domain Names” means all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Equipment” means (a) any “equipment” as such term is defined in Article 9 of the UCC and shall also include, but shall not be limited to, all machinery, equipment, furnishings, appliances, furniture, fixtures, tools, and vehicles now or hereafter owned by any Grantor in each case, regardless of whether characterized as equipment under the UCC and (b) and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefore, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

 “General Intangibles” has the meaning provided in Article 9 of the UCC and shall in any event include all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, as the case may be, including corporate or other business records, indemnification claims, contract rights (including rights under customer contracts, leases, whether entered into as lessor or lessee, Hedge Agreements and other agreements), goodwill, registrations, franchises, tax refund claims, licenses (including Licenses), permits, concessions and authorizations and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor.

“Grantor” means each of the Borrower and each Guarantor Subsidiary.

“Guarantor Subsidiaries” means, collectively, (a) the Restricted Subsidiaries party to this Agreement on the Closing Date and (b) each Restricted Subsidiary that becomes a party to this Agreement after the Closing Date pursuant to Section 6.16, provided that any Restricted Subsidiary that is designated as an Unrestricted Subsidiary in accordance with the Credit Agreement shall cease to be a Guarantor Subsidiary subject to and in accordance with the provisions of Section 9.8(d)(ii) of the Credit Agreement.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Grantor, including rights in inventions, rights in designs, utility models, Patents, Copyrights, Intellectual Property Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, rights in know how, rights in show how or other data or information, rights in software, rights in databases, all other proprietary information, including but not limited to Domain Names.

“Intellectual Property Collateral” means Collateral consisting of Intellectual Property.

“Intellectual Property Security Agreements” has the meaning assigned to such term in Section 3.02(d).

“Intellectual Property License” means any Patent License, Trademark License, Copyright License, Commercial Software License or other license or sublicense agreement granting rights under Intellectual Property to which any Grantor is a party, including those listed on Schedule III.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to develop, commercialize, import, make, have made, offer for sale, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any such right with respect to any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, (b) all rights and privileges arising under applicable law with respect to such Grantor’s use of any patents, (c) all inventions and improvements described and claimed therein, (d) all reissues, divisions, continuations, renewals, extensions, reexaminations, supplemental examinations, inter partes reviews, adjustments and continuations-in-part thereof and amendments thereto, (e) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect to any of the foregoing including damages and payments for past, present or future infringements thereof, (f) all rights corresponding thereto throughout the world, including the right to prevent others from making, having made, using, selling, offering to sell, importing or exporting the inventions claimed therein and (g) rights to sue for past, present or future infringements thereof.

“Pledge and Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any Promissory Notes, stock certificates, limited liability membership interests or other Securities, certificates or Instruments now or hereafter included in the Pledged Collateral, including all Pledged Equity, Pledged Debt and all other certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Secured Obligations” means the “Obligations” as defined in the Credit Agreement, it being acknowledged and agreed that the term “Secured Obligations” as used herein shall include each extension of credit under the Credit Agreement, whether outstanding on the date of this Agreement or extended or arising from time to time after the date of this Agreement.

“Secured Parties” means (a) the Administrative Agent, (b) the Collateral Agent, (c) the Arrangers, the Syndication Agents and each other Person appointed under the Credit Documents to serve in an agent or similar capacity, including any Auction Manager, (d) the Lenders, (e) the beneficiaries of each indemnification obligation undertaken by any Credit Party under any Credit Document, (f) the other holders from time to time of the Secured Obligations and (g) the successors and permitted assigns of each of the foregoing.

“Security” means a “security” as such term is defined in Article 8 of the UCC and, in any event, shall include any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, the goodwill of the business symbolized thereby or associated therewith, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all rights and privileges arising under applicable law with respect to such Grantor’s use of any trademarks, (c) all reissues, continuations, extensions and renewals thereof and amendments thereto, (d) all income, fees, royalties, damages and payments now and hereafter due and/or payable with respect to any of the foregoing, including damages, claims and payments for past, present or future infringements thereof, (e) all rights corresponding thereto throughout the world and (f) rights to sue for past, present and future infringements or dilutions thereof or other injuries thereto.

“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York; provided that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

“Wilmington Trust” has the meaning assigned to such term in the preamble.

ARTICLE II

PLEDGE OF SECURITIES

SECTION 2.01. Pledge. As security for the payment and performance in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a continuing security interest in, all of such Grantor’s right, title and interest in, to and under: (a) all Equity Interests now owned or at any time hereafter acquired by it (including those Equity Interests listed opposite the name of such Grantor on Schedule I) and all certificates and other instruments representing all such Equity Interests; provided that the Pledged Equity shall not include more than 65% of the outstanding voting Equity Interests in any CFC or CFC Holding Company (collectively, the “Pledged Equity”); (b) all Promissory Notes and all Instruments evidencing Indebtedness now owned or at any time hereafter acquired by it (including those listed opposite the name of such Grantor on Schedule I) (the “Pledged Debt”); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01 or Section 2.02; (d) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and the Pledged Debt; (e) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of, and Security Entitlements in respect of, any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”); provided that the Pledged Collateral shall not include any item referred to in clauses (a) through (f) above if, for so long as and to the extent such item constitutes Excluded Property.

SECTION 2.02. Delivery of the Pledged Collateral. (a) On the Closing Date (in the case of any Grantor that grants a Lien on any of its assets hereunder on the Closing Date) or on the date on which it signs and delivers a Pledge and Security Agreement Supplement (in the case of any other Grantor), each Grantor shall deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all Pledged Securities (other than (i) any Uncertificated Securities, but only for so long as such Securities remain uncertificated, and (ii) certificates or instruments representing Equity Interests in any Subsidiary that is not a Material Subsidiary) to the extent such Pledged Securities, in the case of Promissory Notes and other Instruments evidencing Indebtedness, are required to be delivered pursuant to Section 2.02(b). Thereafter, whenever such Grantor acquires any other Pledged Security (other than (A) any Uncertificated Securities, but only for so long as such Uncertificated Securities remain uncertificated, and (B) certificates or instruments representing Equity Interests in any Subsidiary that is not a Material Subsidiary), such Grantor shall promptly, and in any event within 30 days (or such longer period as the Collateral Agent may agree to in writing), deliver or cause to be delivered to the Collateral Agent such Pledged Security as Collateral hereunder to the extent such Pledged Securities, in the case of Promissory Notes and Instruments evidencing Indebtedness, are required to be delivered pursuant to Section 2.02(b).

(b)         Each Grantor will cause (i) the Borrower and each Restricted Subsidiary to execute and deliver a counterpart of each of the Intercompany Note and the Intercompany Indebtedness Subordination Agreement and (ii) all Indebtedness for borrowed money in an aggregate principal amount of $1,000,000 or more owed to such Grantor by any other Person (other than the Borrower or a Restricted Subsidiary) to be evidenced by a duly executed Promissory Note, and shall cause each such Promissory Note, the Intercompany Note and each other Promissory Note (if any) evidencing any Indebtedness of the Borrower or any Restricted Subsidiary that is owing to such Grantor, to be pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, (A) on the date hereof, in the case of any such Indebtedness existing on the date hereof (or, in the case of any Grantor that becomes a party hereto after the date hereof, on the date such Grantor becomes a party hereto, in the case of any such Indebtedness existing on such date) or (B) promptly following the incurrence thereof, in the case of any such Indebtedness incurred after the date hereof (or such other date), in each case pursuant to the terms hereof.

(c)         Upon delivery to the Collateral Agent, (i) any Pledged Securities required to be delivered pursuant to Section 2.02(a) or 2.02(b) shall be accompanied by undated stock or note powers duly executed by the applicable Grantor in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral required to be delivered pursuant to Section 2.02(a) or 2.02(b) shall be accompanied by undated proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed to supplement Schedule I and be made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

(d)         The assignment, pledge and security interest granted in Section 2.01 are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Pledged Collateral.

SECTION 2.03. Representations and Warranties. Each Grantor, jointly and severally, represents and warrants, as to itself and the other Grantors, to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a)         Schedule I correctly sets forth, as of the Closing Date and as of each date on which a supplement to Schedule I is delivered pursuant to Section 2.02(c) or 6.15, (i) all the Equity Interests owned by each Grantor, specifying the issuer and certificate number of (if applicable), and the number and percentage ownership represented by, such Equity Interests, and (ii) all the Pledged Debt of each Grantor, specifying the debtor thereof and the outstanding principal amount thereof as of the Closing Date, and includes all Equity Interests, Promissory Notes and Instruments required to be pledged by each Grantor hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b)         the Pledged Equity issued by any Subsidiary and the Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or any Subsidiary, to the best of the Grantors’ knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity (other than Pledged Equity consisting of limited liability company interests or partnership interests which, pursuant to the relevant organizational or formation documents, cannot be fully paid and non-assessable), are fully paid and non-assessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than the Borrower or any Subsidiary, to the best of the Grantors’ knowledge), are legal, valid and binding obligations of the issuers thereof, subject to applicable Debtor Relief Laws and general principles of equity; and

(c)         each Grantor holds the Pledged Securities indicated on Schedule I as owned by such Grantor free and clear of all Liens, other than (i) Liens created by the Collateral Documents and (ii) other Permitted Liens.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that, to the extent any interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be represented by a certificate that is promptly delivered to the Collateral Agent pursuant to the terms hereof. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled on or after the date hereof by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall any such interest in any limited liability company or limited partnership controlled on or after the date hereof by such Grantor be represented by a certificate, unless such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent pursuant to the terms hereof.

SECTION 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing and, other than in the case of a Bankruptcy Event of Default, the Collateral Agent shall have notified the Borrower of its intent to exercise such rights, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to cause each of the Pledged Securities to be transferred of record into the name of the Collateral Agent or into the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and (b) to the extent permitted by the documentation governing such Pledged Securities and applicable law, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Grantor will promptly give to the Collateral Agent copies of any material notices received by it with respect to Pledged Securities registered in the name of such Grantor. Each Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section 2.05.

SECTION 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and, other than in the case of a Bankruptcy Event of Default, the Collateral Agent shall have notified the Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i)           Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Credit Documents.

(ii)           The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request in writing for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to Section 2.06(a)(i), in each case as shall be specified in such request.

(iii)           Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral, to the extent (and only to the extent) that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Credit Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall be held in trust for the benefit of the Collateral Agent and the applicable Secured Parties and shall, if certificated and to the extent required by Section 2.02, be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). So long as no Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities.

(b)         Upon the occurrence and during the continuance of an Event of Default and, other than in the case of a Bankruptcy Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under Section 2.06(a)(iii), all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to Section 2.06(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions as part of the Pledged Collateral, subject to Section 2.07 and the last sentence of this Section 2.06(b). All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 2.06(b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property, shall be held as security for the payment and performance of the Secured Obligations and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived, and the Borrower has delivered to the Collateral Agent a certificate of an Authorized Officer to such effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of Section 2.06(a)(iii) in the absence of an Event of Default and that remain in such account.

(c)         Upon the occurrence and during the continuance of an Event of Default and, other than in the case of a Bankruptcy Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under Section 2.06(a)(i), all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers subject to Section 2.07 and the last sentence of this Section 2.06(c); provided that, unless otherwise directed by the Requisite Lenders in writing, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, and the Borrower has delivered to the Collateral Agent a certificate of an Authorized Officer to such effect, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii) shall be reinstated.

(d)         Any notice given by the Collateral Agent to the Borrower under Section 2.05 or Section 2.06(a) (i) may be given by telephone if promptly confirmed in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under Section 2.06(a)(i) or 2.06(a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

SECTION 2.07. Collateral Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership, and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party, any Grantor and/or any other Person.

ARTICLE III

SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 3.01. Security Interest. (a) As security for the payment and performance in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title and interest in, to and under any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)           all Accounts;

(ii)           all Chattel Paper;

(iii)           all Documents;

(iv)           all Equipment;

(v)           all General Intangibles, including all Intellectual Property, all Licenses and all Payment Intangibles;

(vi)           all Instruments;

(vii)           all Inventory;

(viii)          all Goods and Fixtures;

(ix)           all Investment Property;

(x)           all Money, cash, cash equivalents, Deposit Accounts and Securities Accounts;

(xi)           all Letter-of-Credit Rights;

(xii)           all Commercial Tort Claims described on Schedule II from time to time, as such Schedule may be supplemented from time to time pursuant to Section 3.04(c);

(xiii)          all Supporting Obligations;

(xiv)           all Security Entitlements in any or all of the foregoing;

(xv)           all books and records pertaining to the Article 9 Collateral; and

(xvi)          to the extent not otherwise included above, all Proceeds and products of any and all of the foregoing (including proceeds of all insurance policies) and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b)         Notwithstanding anything herein to the contrary, if, for so long and to the extent as any asset constitutes Excluded Property, the Security Interest granted under this Section 3.01 shall not attach to, and Article 9 Collateral shall not include, such asset; provided, however, that the Security Interest shall immediately attach to, and Article 9 Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be Excluded Property.

(c)         Each Grantor hereby irrevocably authorizes the Collateral Agent (or its designee) at any time and from time to time to file in any relevant jurisdiction any financing statements or continuation statements (including fixture filings and transmitting utility filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets” or “all personal property” of such Grantor or words of similar effect and (ii) contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (B) whether such Grantor is a transmitting utility and (C) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon reasonable request. Each Grantor hereby ratifies its authorization for the Collateral Agent (or its designee) to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(d)         Each Grantor hereby irrevocably authorizes the Collateral Agent (or its designee) to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and the Collateral Agent, as secured party.

(e)         The Security Interest and the security interest granted pursuant to Article II are granted as security only and, except as expressly set forth herein, shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(f)         Notwithstanding anything to the contrary herein, to the extent this Agreement or any other Credit Document purports to grant or to require any Grantor to grant to the Collateral Agent a security interest in any License, the Collateral Agent shall only have a security interest in such License at such times and to the extent that a security interest in such License is permitted under applicable law, including the applicable Communications Law. The Security Interest granted in Proceeds of such License is intended to include, and hereby includes, the economic value of the Licenses, all rights incident or appurtenant to the Licenses and the right to receive all monies and consideration derived from or in connection with the sale, assignment or lease of or the transfer of control over the Licenses. If at any time in the future the Communications Law permits any Grantor to grant a security interest in any License, this Agreement shall be deemed to grant a security interest in such License immediately thereupon without any further action by or notice to any Grantor, the Collateral Agent or any Lender or other Secured Party. In furtherance of the foregoing, each Grantor agrees to cooperate fully and take all steps necessary to perfect such security interest as may be required by the Collateral Agent.

SECTION 3.02. Representations and Warranties. (a) Each Grantor, jointly and severally, represents and warrants, as to itself and the other Grantors, to the Collateral Agent for the benefit of the Secured Parties that:

(b)         Each Grantor has good and valid rights in (not subject to any Liens other than Permitted Liens) and/or good and marketable title in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder, and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(c)         The information set forth in the Collateral Questionnaire, including the exact legal name of each Grantor and its jurisdiction of organization, is correct and complete in all material respects as of the Closing Date. The UCC financing statements prepared by or on behalf of the Grantors based upon the information provided in the Collateral Questionnaire (or specified by notice from the applicable Grantor to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.10 or 5.11 of the Credit Agreement) are all the filings, recordings and registrations (other than any filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States registered Patents (and Patents for which United States applications for registration are pending), United States registered Trademarks (and Trademarks for which United States applications for registration are pending), United States registered Copyrights (and Copyrights for which United States applications for registration are pending) and United States exclusive registered Copyright Licenses) that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC. Each Grantor represents and warrants that, as of the Closing Date, fully executed copies of the Patent Security Agreement and the Trademark Security Agreement, in each case containing a description of all Article 9 Collateral consisting of United States registered Patents (and Patents for which registration applications are pending) and United States registered Trademarks (and Trademarks for which registration applications are pending), respectively, have been provided for recording by the United States Patent and Trademark Office pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 and the regulations thereunder.

(d)         The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(c), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC and (iii) a security interest that shall be perfected in all Intellectual Property Collateral in which a security interest may be perfected upon the receipt and recording of the UCC financing statements in the relevant filing offices and the relevant Copyright Security Agreement, Patent Security Agreement and/or Trademark Security Agreement, as applicable (the “Intellectual Property Security Agreements”), with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral in existence on the date hereof, other than Permitted Liens (excluding Permitted Liens that are required to be junior to the Security Interest) that are contemplated by Section 6.2 of the Credit Agreement.

(e)         The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

SECTION 3.03. Covenants. (a) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien other than a Permitted Lien.

(b)         Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any reasonable and documented or invoiced out-of-pocket fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings and transmitting utility filings) or other documents in connection herewith or therewith. Each Grantor will provide to the Collateral Agent, from time to time upon request, evidence reasonably satisfactory to the Collateral Agent as to the perfection and priority of the Liens created or intended to be created pursuant to this Agreement.

(c)         Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral. In addition, subject to Section 5.6 of the Credit Agreement, the Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors’ own cost and expense, to inspect the Article 9 Collateral, all records (including its records in respect of accounts receivables) related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the Grantors’ affairs with the officers of the Grantors and their independent registered public accounting firm and to verify, in the manner and under the procedures determined by the Collateral Agent in good faith to be reasonable, the identity, validity, amount, quality, quantity, value, condition, location and status of, or any other matter relating to, the Article 9 Collateral, including Accounts and Payment Intangibles, provided that unless an Event of Default has occurred and is continuing, the Collateral Agent may not contact Account Debtors or other third parties without the prior written consent of the relevant Grantor.

(d)         At its option, the Collateral Agent may, but shall not be obligated to, discharge past due Taxes, assessments, charges, fees and Liens at any time levied or placed on the Article 9 Collateral and not permitted by the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent within 10 Business Days after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization (and any such payment made or expense incurred shall be additional Secured Obligations secured hereby). Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees and Liens and maintenance as set forth herein or in the other Credit Documents.

(e)         Each Grantor (rather than the Collateral Agent or any other Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the other Secured Parties from and against any and all liability for such performance.

(f)         None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or control of the Article 9 Collateral owned by it, in each case, except that unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use, transfer and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Credit Document.

(g)         None of the Grantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts or Payment Intangibles included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in the ordinary course of business and in accordance with past practice or in connection with any proceeding under any Debtor Relief Laws.

(h)         The Grantors, at their own expense, shall maintain or cause to be maintained insurance in accordance with the requirements set forth in Section 5.5 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and its designees) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required pursuant to Section 5.5 of the Credit Agreement, or to pay any premium in whole or part relating thereto, the Collateral Agent may, but shall not be obligated to, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable by the Grantors to the Collateral Agent within 10 Business Days after demand and shall be additional Secured Obligations secured hereby.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a)         Instruments. Subject to Article II, if any Grantor shall at any time hold or acquire any Instrument constituting Collateral and evidencing an amount equal to or in excess of $1,000,000 such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b)         Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any Pledged Equity that consists of Certificated Securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(c)         Commercial Tort Claims. If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Claim as to which the claim thereunder is $2,000,000 or more, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor and provide supplements to Schedule II describing the details thereof and shall grant to the Collateral Agent a security interest therein and in the proceeds thereof, all upon the terms of this Agreement. In the event any Supplemental Collateral Questionnaire or Pledge and Security Agreement Supplement shall set forth any Commercial Tort Claim, Schedule II shall be deemed to be supplemented to include the reference to such Commercial Tort Claim (and the description thereof), in the same form as such reference and description are set forth on such Supplemental Collateral Questionnaire or Pledge and Security Agreement Supplement.

ARTICLE IV

SPECIAL PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

SECTION 4.01. Grant of License to Use Intellectual Property. Without limiting the provisions of Section 3.01 or any other rights of the Collateral Agent as the holder of a Security Interest in any Intellectual Property Collateral, for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of rent, royalty or other compensation to the Grantors) to use, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located (whether or not any license agreement by and between any Grantor and any other Person relating to the use of such Intellectual Property Collateral may be terminated hereafter), and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and, to the extent permitted by applicable law, the right to prosecute and maintain all Intellectual Property Collateral and the right to sue for infringement of the Intellectual Property Collateral. The use of such license by the Collateral Agent may only be exercised, at the option of the Collateral Agent, during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default. Each Grantor further agrees to cooperate with the Collateral Agent in any attempt to prosecute or maintain the Intellectual Property Collateral or sue for infringement of the Intellectual Property Collateral.

SECTION 4.02. Protection of Collateral. (a) Except to the extent permitted by Section 4.02(e), or to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its Intellectual Property Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all steps, including in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other Governmental Authority located in the United States, (i) to maintain the validity and enforceability of any registered Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other Governmental Authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b)         Except to the extent permitted by Section 4.02(e), or to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or, in case of a trade secret, lose its competitive value).

(c)         Except to the extent permitted by Section 4.02(e), or to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, each Grantor shall take all steps to preserve and protect each item of its Intellectual Property Collateral, including maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

(d)         Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property Collateral after the Closing Date (the “After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto.

(e)         Notwithstanding the foregoing provisions of this Section 4.02 or elsewhere in this Agreement, nothing in this Agreement shall prevent any Grantor from discontinuing the use or maintenance of any of its Intellectual Property Collateral, the enforcement of license agreements or the pursuit of actions against infringers, to the extent permitted by the Credit Agreement if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(f)         Upon and during the continuance of an Event of Default, each Grantor shall, if requested by the Collateral Agent, use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each Intellectual Property License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

ARTICLE V

REMEDIES

SECTION 5.01. Remedies Upon Default.  Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations under this Agreement, the UCC or other applicable law, and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased (it being acknowledged and agreed that the Grantors are not required to obtain any waiver or consent from any owner of such leased premises in connection with such occupancy or attempted occupancy) by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise; (iv) withdraw any and all cash or other Collateral from any Deposit Account or Securities Account and apply such cash and other Collateral to the payment of any and all Secured Obligations in the manner provided in Section 5.02; (v) subject to the mandatory requirements of applicable law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate; and (vi) with respect to any Intellectual Property Collateral, on demand, cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Intellectual Property Collateral by the applicable Grantors to the Collateral Agent, or license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Intellectual Property Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine, provided, however, that such terms shall include all terms and restrictions that are customarily required to ensure the continuing validity and effectiveness of the Intellectual Property Collateral at issue, such as, without limitation, notice, quality control and inurement provisions with regard to trademarks, patent designation provisions with regard to patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software, and confidentiality protections for trade secrets. Each Grantor acknowledges and recognizes that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act or the securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, (b) private sales so made may be at prices and upon other terms less favorable to the seller than if such securities were sold at public sales, (c) neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Collateral for the period of time necessary to permit such securities to be registered for public sale under the Securities Act or the Blue Sky Laws and (d) private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. To the maximum extent permitted by applicable law, each Grantor hereby waives any claim against any Secured Party arising because the price at which any Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. The Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. In the event of a foreclosure, exercise of a power of sale or a similar enforcement action by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition (including pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or any other applicable section of the Bankruptcy Code, any analogous Debtor Relief Laws or any law relating to the granting or perfection of security interests), the Collateral Agent (or any Lender, except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or any other applicable section of the Bankruptcy Code, any analogous Debtor Relief Laws or any law relating to the granting or perfection of security interests) may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, upon instructions from the Requisite Lenders and in accordance with Section 9.8(b) of the Credit Agreement, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold or licensed at any such sale or other disposition, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale or other disposition. For purposes of determining the Grantors’ rights in the Collateral, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full, provided, however, that such terms shall include terms and restrictions that are customarily required to ensure the continuing validity and effectiveness of the Intellectual Property Collateral at issue, such as, without limitation, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software, and protecting the confidentiality of trade secrets. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. Subject to any Permitted Intercreditor Agreement then in effect, the Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Collateral Agent or the Administrative Agent in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Credit Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or the Administrative Agent hereunder or under any other Credit Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations, including any attorney’s fees and other expenses incurred by the Collateral Agent or any other Secured Party to collect such deficiencies.

ARTICLE VI

MISCELLANEOUS

SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.1 of the Credit Agreement. All communications and notices hereunder to a Grantor other than the Borrower shall be given to it in care of the Borrower.

SECTION 6.02. Waivers; Amendment. (a) No failure or delay on the part of any Agent, any Arranger or any Lender in exercising any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver thereof or of any Default or Event of Default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege, or any abandonment or discontinuance of steps to enforce such power, right or privilege, preclude any other or further exercise thereof or the exercise of any other power, right or privilege. The powers, rights, privileges and remedies of the Agents, the Arrangers and the Lenders hereunder and under the other Credit Documents are cumulative and shall be in addition to and independent of all powers, rights, privileges and remedies they would otherwise have. Without limiting the generality of the foregoing, the execution and delivery of this Agreement or any other Credit Document or the making of any Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Agent, any Arranger or any Lender may have had notice or knowledge of such Default or Event of Default at the time. No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by Section 6.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given

(b)         Subject to any Permitted Intercreditor Agreement then in effect, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.5 of the Credit Agreement.

SECTION 6.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its reasonable and documented out-of-pocket expenses incurred hereunder as provided in Section 10.2 of the Credit Agreement.

(b)         Without limitation of its indemnification obligations under the other Credit Documents, each Grantor, jointly and severally, agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each Indemnitee harmless from any and all Indemnified Liabilities incurred by or asserted against any such Indemnitee to the extent such Grantor would be required to do so pursuant to Section 10.3 of the Credit Agreement.

(c)         Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Credit Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable promptly after written demand therefor.

(d)         To the extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives, any claim against any Agent, any Arranger, any Lender or any Related Party of any of the foregoing, on any theory of liability, for indirect, consequential, special or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or any duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to this Agreement or any other Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, the syndication of the credit facilities provided for in the Credit Agreement, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Grantor hereby waives, releases and agrees not to sue upon any such claim for indirect, consequential, special or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(e)         Each Grantor agrees that none of any Agent, any Arranger, any Lender or any Related Party of any of the foregoing will have any liability to any Grantor or any Person asserting claims on behalf of or in right of any Grantor or any other Person in connection with or as a result of this Agreement or any other Credit Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith except (but subject to Section 6.03(d)), in the case of any Grantor, to the extent that any losses, claims, damages, liabilities or expenses have been found by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from (i) the gross negligence or willful misconduct of such Agent, such Arranger or such Lender or its Related Parties in performing its express obligations under this Agreement or any other Credit Document or (ii) a material breach in bad faith by such Agent, Arranger or Lender or its Related Parties of its express obligations under the Credit Agreement.

SECTION 6.04. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

SECTION 6.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Credit Parties in this Agreement and in the certificates or other documents delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Agents, the Arrangers and the Lenders and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any Agent, any Arranger and any Lender or on its behalf and notwithstanding that any Agent, any Arranger or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time this Agreement is executed and delivered or any credit is extended under the Credit Agreement. Such covenants and agreements made by the Credit Parties shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Credit Agreement or any other Credit Document is outstanding and unpaid and so long as the Commitments have not expired or terminated.

SECTION 6.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 6.07. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 6.08. Set-Off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default each Lender is hereby authorized by each Grantor at any time or from time to time, without notice to any Grantor, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to or for the credit or the account of any Grantor against and on account of the obligations and liabilities of any Grantor to such Lender hereunder and under the other Credit Documents, including all claims of any nature or description arising out of or connected hereto or thereto, irrespective of whether or not (a) such Lender shall have made any demand hereunder or under the other Credit Documents or (b) the principal of or the interest on the Loans or any other amounts due hereunder or under any other Credit Document shall have become due and payable and although such obligations and liabilities, or any of them, may be contingent or unmatured.

SECTION 6.09. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 6.10. CONSENT TO JURISDICTION. SUBJECT TO CLAUSE (E) BELOW, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING HERETO OR ANY OTHER COLLATERAL DOCUMENT, OR ANY OF THE SECURED OBLIGATIONS, SHALL BE BROUGHT EXCLUSIVELY IN ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY AND COUNTY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY HERETO, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (SUBJECT TO CLAUSE (E) BELOW); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 6.01; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE AGENTS, THE ARRANGER AND THE LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS HEREUNDER OR UNDER ANY OTHER COLLATERAL DOCUMENT OR ANY EXERCISE OF REMEDIES IN RESPECT OF COLLATERAL OR THE ENFORCEMENT OF ANY JUDGMENT, AND HEREBY SUBMITS TO THE JURISDICTION OF, AND CONSENTS TO VENUE IN, ANY SUCH COURT.

SECTION 6.11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER CREDIT DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR THE RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 6.11 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER CREDIT DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 6.12. Headings. Article and Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 6.13. Marshalling; Payments Set Aside

. None of the Agents, the Arrangers or the Lenders shall be under any obligation to marshal any assets in favor of any Grantor or any other Person or against or in payment of any or all of the Secured Obligations. To the extent that any Grantor makes a payment or payments to any Agent, any Arranger or any Lender (or to the Administrative Agent or the Collateral Agent, on behalf of any Agent, any Arranger or any Lender), or any Agent, any Arranger or any Lender enforces any security interests or exercises any right of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent, preferential or at undervalue, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Laws, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or set-off had not occurred.

SECTION 6.14. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Grantor’s obligations hereunder in accordance with the terms of Section 9.8 of the Credit Agreement, but without prejudice to reinstatement rights under Section 7.9 of the Credit Agreement, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 6.15. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations when all Secured Obligations (excluding contingent obligations as to which no claim has been made) have been paid in full and all Commitments have terminated.

(b)         A Guarantor Subsidiary shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Guarantor Subsidiary shall be automatically released in the circumstances set forth in Section 9.8(d) of the Credit Agreement.

(c)         The Security Interest in any Collateral shall be automatically released in the circumstances set forth in Section 9.8(d) of the Credit Agreement.

(d)         In connection with any termination or release pursuant to Section 6.15(a), 6.15(b) or 6.15(c), the Collateral Agent shall promptly (i) execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release and (ii) subject to the provisions of any Permitted Intercreditor Agreement, return or cause to be returned to such Grantor all Collateral that is subject to such release and is held or controlled by the Collateral Agent. Any execution and delivery of documents, or performing of other actions, pursuant to this Section 6.15 shall be without recourse to or warranty by the Collateral Agent.

(e)         At any time that any Grantor desires that the Collateral Agent take any action described in Section 6.15(d), such Grantor shall, upon request of the Collateral Agent, deliver to the Collateral Agent a certificate of an Authorized Officer of the Borrower certifying that the release of the applicable Collateral is permitted pursuant to Section 6.15(a), 6.15(b) or 6.15(c). The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of any Collateral by it as permitted (or which the Collateral Agent in good faith believes to be permitted) by this Section 6.15.

SECTION 6.16. Additional Grantors. Pursuant to Section 5.10 of the Credit Agreement, certain Restricted Subsidiaries of the Borrower may or are required to enter in this Agreement from time to time as Grantors. Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of a Pledge and Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any Pledge and Security Agreement Supplement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 6.17. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the true and lawful attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after the occurrence and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor: (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts or Payment Intangibles to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent or to a Collateral Account and adjust, settle or compromise the amount of payment of any Account or Payment Intangible; (h) to make, settle and adjust claims in respect of Collateral under policies of insurance and to endorse the name of such Grantor on any check, draft, instrument or any other item of payment with respect to the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and none of the Collateral Agent, any other Secured Party or any Related Party of any of the foregoing shall be responsible to any Grantor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct or a material breach in bad faith by it of its express obligations under this Agreement, in each case, as determined by the final non-appealable judgment of a court of competent jurisdiction. Notwithstanding anything to the contrary contained herein or in any other Credit Document, neither the Administrative Agent nor the Collateral Agent shall have any responsibility for the preparing, recording, filing, re-recording or re-filing of any financing statements (amendments or continuations) or other instruments in any public office.

SECTION 6.18. General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement, any other Collateral Documents and any Permitted Intercreditor Agreement then in effect. BY ACCEPTING THE BENEFITS OF THIS AGREEMENT AND THE SECURITY INTERESTS CREATED HEREBY, EACH SECURED PARTY ACKNOWLEDGES THE PROVISIONS OF SECTION 9 OF THE CREDIT AGREEMENT, INCLUDING THE RIGHTS, POWERS, PRIVILEGES, PROTECTIONS, INDEMNITIES AND IMMUNITIES OF THE AGENTS, AND AGREES TO BE BOUND BY SUCH PROVISIONS AS FULLY AS IF THEY WERE SET FORTH HEREIN.

SECTION 6.19. Recourse. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Credit Agreement and the other Credit Documents and otherwise in writing in connection herewith or therewith, with respect to the Secured Obligations of each applicable Secured Party. It is the desire and intent of each Grantor and each Secured Party that this Agreement shall be enforced against each Grantor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought.

SECTION 6.20. Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of Fixtures and Real Estate Asset leases, letting and licenses of, and contracts, and agreements relating to the lease of, Real Estate Assets, and the terms of this Agreement shall control in the case of all other Collateral.

SECTION 6.21. Permitted Intercreditor Agreements. (a) Notwithstanding anything to the contrary herein, the Liens granted to the Collateral Agent under this Agreement and the exercise of the rights and remedies of the Collateral Agent hereunder and under any of the other Collateral Documents are subject to the provisions of the Intercreditor Agreement and any other Permitted Intercreditor Agreement then in effect. Notwithstanding anything to the contrary herein, the Collateral Agent acknowledges and agrees that no Grantor shall be required to take or refrain from taking any action at the request of the Collateral Agent with respect to the Collateral if such action or inaction would be inconsistent with the terms of any Permitted Intercreditor Agreement then in effect. In the event of any conflict or inconsistency between the provisions of the Intercreditor Agreement or any other Permitted Intercreditor Agreement then in effect and this Agreement, the provisions of the Intercreditor Agreement or such other Permitted Intercreditor Agreement, as applicable, shall control.

(b)         Notwithstanding anything to the contrary herein but subject to any Permitted Intercreditor Agreement then in effect, in the event that any Permitted Section 6.1(e) Indebtedness Document or any other credit agreement, indenture or other agreement or instrument evidencing or governing the rights of the holders of any Permitted Credit Agreement Refinancing Indebtedness or any Permitted Incremental Equivalent Indebtedness provides for the grant of a security interest or pledge over the assets of any Grantor and such assets do not otherwise constitute Collateral under this Agreement or any other Credit Document, such Grantor shall (i) promptly grant a security interest in or pledge such assets to secure the Secured Obligations, (ii) promptly take any actions necessary to perfect such security interest or pledge to the extent set forth in such Permitted Section 6.1(e) Indebtedness Document or such other credit agreement, indenture or other agreement or instrument evidencing or governing the rights of the holders of any Permitted Credit Agreement Refinancing Indebtedness or any Permitted Incremental Equivalent Indebtedness and (iii) take all other steps reasonably requested by the Collateral Agent in connection with the foregoing.

(c)         Nothing contained in any Permitted Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement, which, as among the Grantors and the Collateral Agent, shall remain in full force and effect in accordance with its terms.

SECTION 6.22. Regulatory Matters. (a) Notwithstanding anything in any Credit Document to the contrary, the Collateral Agent, on behalf of the Secured Parties, agrees that to the extent prior FCC or State PUC approval is required pursuant to Communications Laws for (i) the operation and effectiveness of any right or remedy hereunder or under any other Collateral Document or (ii) taking any action that may be taken by the Collateral Agent hereunder or under the other Collateral Documents, such right, remedy or actions will be subject to any such prior FCC or State PUC, as applicable, approval having been obtained by or in favor of the Collateral Agent, on behalf of the Secured Parties. Notwithstanding anything herein to the contrary, the Collateral Agent, on behalf of the Secured Parties, acknowledges that, to the extent required by the FCC or any applicable State PUC, the voting rights in the Pledged Securities, as well as de jure, de facto and negative control over all FCC or State PUC authorizations, shall remain with the Grantors even if an Event of Default has occurred and is continuing until the FCC and/or State PUC(s), as applicable, shall have given its prior consent to the exercise of securityholder rights by a purchaser at a public or private sale of the Pledged Securities or to the exercise of such rights by a receiver, trustee, conservator or other agent duly appointed in accordance with the applicable law. The Grantors shall, upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent’s request, file or cause to be filed such applications for approval and shall take such other actions reasonably required by the Collateral Agent to obtain each such FCC or State PUC approval or consent as is necessary to transfer ownership and control to the Collateral Agent, on behalf of the Secured Parties, or their successors, assigns or designees, of the Licenses held by the Grantors. To enforce the provisions of this Section 6.22, the Collateral Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC and every applicable State PUC an involuntary transfer of control of any such License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent’s request, the Grantors shall further use their reasonable best efforts to assist in obtaining approval of the FCC and/or applicable State PUC(s), if required, for any action or transactions contemplated hereby, including the preparation, execution and filing with the FCC and/or applicable State PUC(s) of the assignor’s or transferor’s portion of any application for consent to the assignment of any License or transfer of control, or notice of such assignment or transfer, as applicable, necessary or appropriate under the FCC’s and/or any applicable State PUC(s)’ rules and regulations for approval of the transfer or assignment of any portion of the Collateral, together with any License or other authorization.

(b)         The Grantors acknowledge that the assignment or transfer of Licenses is integral to the Secured Parties’ realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Grantors to comply with the provisions of this Section 6.22 and that such failure would not be adequately compensable in damages, and therefore agree that this Section 6.22 may be specifically enforced.

(c)         Notwithstanding anything in this Agreement or in any other Credit Document to the contrary, neither the Collateral Agent nor any other Secured Party shall, without first obtaining the approval of the FCC and/or any applicable State PUC (where required), take any action hereunder or under any other Collateral Document that would constitute or result in any assignment of a License, change of material control or ownership of any Grantor, or any assignment or transfer of the material operating assets of any Grantor if such assignment, change of material control or ownership or assignment or transfer of material operating assets would require the approval of the FCC or any such applicable State PUC under applicable law (including the FCC’s and any such applicable State PUC’s rules and regulations).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

FUSION CONNECT, INC.,
FUSION NBS ACQUISITION CORP.,
FUSION, LLC,
FUSION BCHI ACQUISITION LLC,
BIRCH COMMUNICATIONS, LLC,
CBEYOND, INC.,
CBEYOND COMMUNICATIONS, LLC,
BIRCH MANAGEMENT LLC
BIRCH TELECOM LLC,
BIRCH TEXAS HOLDINGS, INC.,
BIRCH TELECOM OF KANSAS, LLC,
BIRCH TELECOM OF OKLAHOMA, LLC,
BIRCH TELECOM OF MISSOURI, LLC,
BIRCH TELECOM OF TEXAS LTD., L.L.P.,
BIRCAN HOLDINGS, LLC
PRIMUS HOLDINGS, INC.
FUSION MPHC ACQUISITION CORP., as Grantors

By:	/s/ Kevin Dotts
Name: Kevin Dotts
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

[Signature Page to Fusion Second Lien Pledge and Security Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent
By:	/s/ Jamie Roseberg
Name: Jamie Roseberg Title: Banking Officer

[Signature Page to Fusion Second Lien Pledge and Security Agreement]

Schedule I
Pledged Equity; Pledged Debt

Pledged Equity:

Credit Party	Issuer	Type of Organization	Number of Shares/ Interests Owned	Total Shares/Interests Outstanding	Percentage of Interest Pledged	Certificate No. (if uncertificated, please indicate so)
Fusion Connect, Inc.	Fusion BCHI Acquisition LLC	Limited Liability Company	N/A	N/A	100%	Uncertificated
Fusion Connect, Inc.	Fusion NBS Acquisition Corp.	C corp.	100	1	100%	1
Fusion NBS Acquisition Corp.	Fusion LLC	Limited Liability Company	1 Unit	1 Unit	100%	Uncertificated
Fusion BCHI Acquisition LLC	Birch Communications, LLC	Limited Liability Company	N/A	N/A	100%	Uncertificated
Birch Communications, LLC	Cbeyond, Inc.	C corp.	100	100	100%	2
Cbeyond, Inc.	Cbeyond Communications, LLC	Limited Liability Company	N/A	N/A	100%	Uncertificated
Birch Communications, LLC	Birch Telecom, LLC	Limited Liability Company	N/A	N/A	100%	Uncertificated
Birch Communications, LLC	Birch Texas Holdings, Inc.	C corp.	100	100	100%	2
Birch Communications, LLC	Birch Telecom of Kansas, LLC	Limited Liability Company	N/A	N/A	100%	Uncertificated
Birch Communications, LLC	Birch Telecom of Oklahoma, LLC	Limited Liability Company	N/A	N/A	100%	uncertificated
Birch Communications, LLC	Birch Telecom of Missouri, LLC	Limited Liability Company	N/A	N/A	100%	Uncertificated
Birch Communications, LLC	Primus Holdings, Inc.	C corp.	100	100	100%	2
Birch Communications, LLC Is the 99% limited partner and Birch Texas Holdings, Inc. is the General Partner	Birch Telecom of Texas Ltd., L.L.P.	Limited Liability Partnership	N/A	N/A	100%	Uncertificated
Birch Communications, LLC	Bircan Holdings, LLC	Limited Liability Company	N/A	N/A	100%	Uncertificated
Primus Holdings, Inc.	Primus Management ULC [Not a Credit Party]	Unlimited Liability Company	100	100	65%	C-2 C-3
Birch Communications, LLC	Birch Management LLC	Limited Liability Company	N/A	N/A	100%	Uncertificated
Fusion Connect, Inc.	Fusion MPHC Acquisition Corp.	C corp.	100	100	100%	1

Pledged Debt:

Credit Party	Debtor	Type of Instrument	Outstanding Principal Amount
All Credit Parties Fusion Connect, Inc. Fusion Connect, Inc.	All credit parties Fusion Global Services, LLC (to be renamed) Vector Fusion Holdings (Cayman) Ltd.	Intercompany note Secured Note Unsecured Note	N/A $613,748.71 $25,000,000

Schedule II
Commercial Tort Claims

None.

Schedule III
Intellectual Property

I.
Copyrights/Copyright Applications

Registered Owner	Copyright	Registration/Application No.	Application Date/ Registration Date	Expiration Date
None.

II.
Exclusive Copyright Licenses (where a Credit Party is a licensee)

Licensee	Licensor	Title	Registration Number	Expiration Date
None.

III.
Patents/Patent Applications

Registered Owner	Patent	Application No./Registration No.	Application Date/ Registration Date	Expiration Date
Cbeyond Communications, LLC	Client Application	12369185 / 8219652	02/11/2009/ 07/10/2012	N/A
Cbeyond Communications, LLC	Data Storage Testing	12493546 / 9697210	06/29/2009/ 07/04/2017	N/A
Primus Holdings, Inc.	Call Screening System and Method	2597377 /2,597,377 (Canada)	08/15/2007/ 11/16/2010	N/A
Primus Holdings, Inc.	Call Screening System and Method	12/673,377 / 8577002 (US)	02/18/2011/ 11/05/2013	N/A

IV.
Trademarks/Trademark Applications - USA

Registered Owner	Trademark	Registration No.	Registration Date	Next Renewal Date
Fusion Telecommunications International, Inc.	“Clear Connections in the Cloud”	4,775,318	July 21, 2015	July 21, 2021
PingTone Communications, Inc.	“PingTone Communications”	2,880,663	September 7, 2004	September 7, 2024
Apptix, Inc.	“Apptix”	4,054,446	November 15, 2011	November 15, 2021
Apptix, Inc.	“Cloud Alliance Network & Design”	4,780,287	July 28, 2015	July 28, 2025
Apptix, Inc.	“Cloud Alliance Network & Design”	4,780,288	July 28, 2015	July 28, 2025
Apptix, Inc.	“Cloud Alliance Network & Design”	4,861,836	September 15, 2015	December 1, 2025
Apptix, Inc.	“Mailstreet”	2,840,397	May 11, 2004	May 11, 2024
Apptix, Inc.	“Mailstreet”	4,054,447	November 15, 2011	November 15, 2021
Bircan Management ULC	“Telegroup”	2048650	April 1, 1997	Not renewed--Will be cancelled
Birch Communications, LLC	“Econsole”	86/081,954 4745290	May 26, 2015	May 26, 2025
Birch Telecom, LLC	“B Birch and design”	4826853	October 6, 2015	October 6, 2025
Birch Telecom, LLC	“Birch”	2467503	July 10, 2001	July 10, 2021
Birch Telecom, LLC	“Birch Branch Out”	4261286	December 18, 2012	December 18, 2022
Birch Telecom, LLC	“Birch Communications and design”	3549607	December 23, 2008	December 23, 2018
Birch Telecom, LLC	“Birch leaf logo”	N/A	Not registered	N/A
Birch Telecom, LLC	“Birch Power Merchant”	4397170	September 3, 2013	September 3, 2023
Birch Telecom, LLC	“Birch Telecom”	2186707	September 1, 1998	September 1, 2018
Birch Telecom, LLC	“Birch Telecom and design”	2325801	March 7, 2000	March 7, 2020
Birch Telecom, LLC	“Birchlink”	2962432	June 14, 2005	June 14, 2025
Birch Telecom, LLC	“Branch Out”	4261289	December 18, 2012	December 18, 2022
Birch Telecom, LLC	“Branch Out”	4261291	December 18, 2012	December 18, 2022
Birch Telecom, LLC	“Home Connection”	2908160	December 7, 2004	December 7, 2024
Birch Telecom, LLC	“Mighty Mouth”	2503776	November 6, 2001	November 6, 2021
Birch Telecom, LLC	“Service. Savings. Simplicity”	2616143	September 10, 2002	September 10, 2022
Birch Telecom, LLC	“Sp@ce Host”	2691468	February 25, 2003	February 25, 2023
Birch Telecom, LLC	“Sprawler”	3047178	January 24, 2006	January 24, 2026
Birch Telecom, LLC	“Your Business Best Friend”	2558118	April 9, 2002	April 9, 2022
Cbeyond Communications, LLC	“Beyondoffice”	2805009	February 27, 2003	January 13, 2024

Cbeyond Communications, LLC	“Beyondvoice”	2805009	January 13, 2004	January 13, 2024
Cbeyond Communications, LLC	“Beyondvoice”	2793909	December 16, 2003	December 16, 2023
Cbeyond Communications, LLC	“Beyondvoice”	2794512	December 16, 2003	December 16, 2023
Cbeyond Communications, LLC	“Beyondvoice I”	2763714	September 16, 2003	September 16, 2023
Cbeyond Communications, LLC	“Beyondvoice I”	2761638	September 9, 2003	September 9, 2023
Cbeyond Communications, LLC	“Beyondvoice II”	2763713	September 16, 2003	September 16, 2023
Cbeyond Communications, LLC	“Beyondvoice II”	2816962	February 24, 2004	February 24, 2024
Cbeyond Communications, LLC	“C and eye design”	2597070	July 23, 2002	July 23, 2022
Cbeyond Communications, LLC	“Connect Securely to Our Cloud Cbeyond This Building is Certified Cloud Ready at the Speed of Light	4528389	May 13, 2014	May 13, 2024
Cbeyond Communications, LLC	“Netpbx”	3600474	March 31, 2009	March 31, 2019
Cbeyond Communications, LLC	“Netsip”	3600503	March 31, 2009	March 31, 2019
Cbeyond Communications, LLC	“The Last Communications Company a Small Business Will Ever Need”	2671389	January 7, 2003	January 7, 2023
Cbeyond Communications, LLC	“Totalcloud”	4382713	August 13, 2013	August 13, 2023
Cbeyond Communications, LLC	“Totalnetwork”	4385711	August 13, 2013	August 13, 2023
Cbeyond Communications, LLC	“TotalVoice”	4441587	November 26, 2013	November 26, 2023
Cbeyond Communications, LLC	“Your Technology Ally”	4355485	June 18, 2013	June 18, 2023
Primus Holdings, Inc.	“Primus”	2679710	January 28, 2003	January 28, 2023
Primus Holdings, Inc.	“Primus”	2694591	March 11, 2003	March 11, 2023
Primus Holdings, Inc.	“Primus”	2194625	October 13, 1998	October 13, 2018
Primus Holdings, Inc.	“PTGI”	4226291	October 16, 2012	October 16, 2022
Primus Holdings, Inc.	“PTGI”	4195302	August 21, 2012	August 21, 2022
Bircan Holdings, LLC	“Telegroup”	2048650	April 1, 1997	April 1, 2027

EXHIBIT I
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

[FORM OF] SUPPLEMENT NO. __, dated as of [   ] (this “Supplement”), to the Second Lien Pledge and Security Agreement dated as of May 4, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), among Fusion Connect, Inc., a Delaware corporation (the “Borrower”), the other Grantors party thereto from time to time and Wilmington Trust, National Association (“Wilmington Trust”), as Collateral Agent for the Secured Parties.

Reference is made to the Second Lien Credit and Guaranty Agreement, dated as of May 4, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, certain Subsidiaries of the Borrower party thereto, the Lenders party thereto and Wilmington Trust, as Administrative Agent and Collateral Agent. Capitalized terms used in this Supplement and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Pledge and Security Agreement, as applicable.

The Grantors have entered into the Pledge and Security Agreement in order to induce the Lenders to make Loans and other extensions of credit. Section 6.16 of the Pledge and Security Agreement provides that additional Restricted Subsidiaries of the Borrower may become Grantors under the Pledge and Security Agreement by execution and delivery of an instrument substantially in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Pledge and Security Agreement in order to induce the Lenders to make additional Loans and other extensions of credit and as consideration for permitting to remain outstanding Loans and other extensions of credit previously made.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 6.16 of the Pledge and Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Pledge and Security Agreement with the same force and effect as if originally named therein as a Grantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Pledge and Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof (or, to the extent that such representations and warranties specifically refer to an earlier date, as of such earlier date). In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in, all of the New Subsidiary’s right, title and interest in, to and under the Collateral (as defined in the Pledge and Security Agreement) of the New Subsidiary, whether now owned or at any time hereafter acquired by the New Subsidiary or in which the New Subsidiary now has or at any time in the future may acquire any right, title or interest. Each reference to a “Grantor” in the Pledge and Security Agreement shall be deemed to include the New Subsidiary. The Pledge and Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that (a) the execution and delivery of this Supplement by it have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action on the part of the New Subsidiary and (b) this Supplement has been duly executed and delivered by the New Subsidiary and is the legally valid and binding obligation of the New Subsidiary, enforceable against the New Subsidiary in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

SECTION 3. This Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Supplement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Supplement. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) Schedule A hereto sets forth, as of the date hereof, the true and correct legal name of the New Subsidiary, its jurisdiction of organization and the location of its chief executive office, and whether the New Subsidiary is a transmitting utility (as defined in the UCC) and, if applicable, the location where its transmitting utility equipment is held, (b) Schedule B hereto sets forth (and such Schedule hereby supplements Schedule I set forth in the Pledge and Security Agreement), as of the date hereof, a true and complete list of (i) all the Pledged Equity of the New Subsidiary, specifying the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by such Pledged Equity, and (ii) all the Pledged Debt of the New Subsidiary, specifying the issuer thereof and the principal amount thereof as of the date hereof, and includes all Equity Interests, Promissory Notes and Instruments owned by the New Subsidiary required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement, (c) Schedule C hereto sets forth, as of the date hereof, a true and complete list of (i) all Copyrights that have been registered and Copyrights for which registration applications are pending, (ii) all exclusive Copyright Licenses under which the New Subsidiary is a licensee, (iii) all Patents that have been granted and Patents for which applications are pending and (iv) all Trademarks that have been registered and Trademarks for which registration applications are pending and that, in each case, are owned by the New Subsidiary, in each case truly and completely specifying the name of the registered owner, title, type or mark, registration or application number, expiration date (if already registered) or filing date, a brief description thereof and, if applicable, the licensee and licensor and (d) Schedule D hereto sets forth, as of the date hereof, each Commercial Tort Claim of the New Subsidiary as to which the claim thereunder is $2,000,000 or more in existence on the date hereof.

SECTION 5. Except as expressly supplemented hereby, the Pledge and Security Agreement shall remain in full force and effect. This Supplement constitutes a Credit Document for all purpose of the Credit Agreement and the other Credit Documents.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 7. In case any provision in or obligation hereunder or under any other Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Pledge and Security Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its actual reasonable and documented out-of-pocket expenses in connection with this Supplement, including all reasonable and documented fees and expenses of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Pledge and Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent,
by
Name: Title:

Schedule A

NEW SUBSIDIARY

Legal Name	Jurisdiction of Organization	Location of Chief Executive Office (including county)	Transmitting utility? If so, jurisdiction where transmitting utility equipment is held

Schedule B

PLEDGED EQUITY; PLEDGED DEBT

EQUITY INTERESTS

Credit Party	Issuer	Type of Organization	Number of Shares/Units Owned	Total Shares/Units Outstanding	Percentage of Interest Pledged	Certificate No. (if uncertificated, please indicate so)

DEBT INSTRUMENTS

Credit Party	Debtor	Type of Instrument	Outstanding Principal Amount

Schedule C
INTELLECTUAL PROPERTY

I.
Copyrights and Copyright Applications

Property	Description	Registration Status

II.
Exclusive Copyright Licenses (where the New Subsidiary is a licensee)

Licensee	Licensor	Title	Registration Number	Expiration Date

III.
Patents

Title	Country	Type	Registration Number	Issue Date	Expiration Date

IV.
Patent Applications

Title	Country	Type	Application Number	Date Filed

V.
Trademarks

Trademark	Registration No./Application No.	Application Date/Registration No.	Goods/Services

VI.
Trademark Applications

Trademark	Application No.	Filing Date

Schedule D

COMMERCIAL TORT CLAIMS

EXHIBIT II
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

[FORM OF] SECOND LIEN COPYRIGHT SECURITY AGREEMENT, dated as of [__________], 20[__] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among the ENTITIES IDENTIFIED AS GRANTORS ON THE SIGNATURE PAGES HERETO (collectively, the “Grantors”) and WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), as Collateral Agent for the Secured Parties.

WHEREAS, the Grantors are party to the Second Lien Pledge and Security Agreement, dated as of May 4, 2018 (the “Pledge and Security Agreement”), among Fusion Connect, Inc., a Delaware corporation, the other Grantors party thereto from time to time and Wilmington Trust, as Collateral Agent, pursuant to which the Grantors granted a security interest to the Collateral Agent in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest. As security for the payment and performance in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a continuing security interest in, all of such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”):

(a)           (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, whether registered or unregistered and whether published or unpublished, (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations, pending applications for registration and renewals in the United States Copyright Office, including those listed on Schedule A under the heading “Copyright Registrations and Applications”, (iii) all rights and privileges arising under applicable law with respect to such Grantor’s use of such copyrights, (iv) all reissues, renewals, continuations and extensions thereof and amendments thereto, (v) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect to the foregoing, including damages and payments for past, present or future infringements thereof, (vi) all rights corresponding thereto throughout the world and (vii) all rights to sue for past, present or future infringements thereof; and

(b)           any and all written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement, including each such agreement set forth on Schedule A under the heading “Exclusive Copyright Licenses”.

Notwithstanding anything herein to the contrary, if, for so long and to the extent as any such asset constitutes Excluded Property, the security interest granted under this Section 2 shall not attach to, and the Copyright Collateral shall not include, such asset; provided, however, that the security interest granted under this Section 2 shall immediately attach to, and the Copyright Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be Excluded Property.

SECTION 3. Security Agreement. The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 5. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]
By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

[Signature Page to Second Lien Copyright Security Agreement]

Accepted and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent,
by

Name: Title:

[Signature Page to Second Lien Copyright Security Agreement]

SCHEDULE A
to
SECOND LIEN COPYRIGHT SECURITY AGREEMENT

Copyright Registrations and Applications

Registered Owner	Property	Description	Registration Status

Exclusive Copyright Licenses (where a Grantor is a licensee)

Licensee	Licensor	Title	Registration Number	Expiration Date

EXHIBIT III
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

SECOND LIEN PATENT SECURITY AGREEMENT, dated as of [__________], 20[__] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made among THE ENTITIES IDENTIFIED AS GRANTORS ON THE SIGNATURE PAGES HERETO (collectively, the “Grantors”) and WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), as Collateral Agent for the Secured Parties.

WHEREAS, the Grantors are party to the Second Lien Pledge and Security Agreement, dated as of May 4, 2018 (the “Pledge and Security Agreement”), among Fusion Connect, Inc., a Delaware corporation, the other Grantors party thereto from time to time and Wilmington Trust, as Collateral Agent, pursuant to which the Grantors granted a security interest to the Collateral Agent in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest. As security for the payment and performance in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a continuing security interest in, all of such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”): (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule A under the heading “Patents and Patent Applications”, (b) all rights and privileges arising under applicable law with respect to such Grantor’s use of any patents, (c) all inventions and improvements described and claimed therein, (d) all reissues, divisions, continuations, renewals, extensions, reexaminations, supplemental examinations, inter partes reviews, adjustments and continuations-in-part thereof and amendments thereto, (e) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect to any of the foregoing including damages and payments for past, present or future infringements thereof, (f) all rights corresponding thereto throughout the world, including the right to prevent others from making, having made, using, selling, offering to sell, importing or exporting the inventions claimed therein and (g) rights to sue for past, present or future infringements thereof.

Notwithstanding anything herein to the contrary, if, for so long and to the extent as any such asset constitutes Excluded Property, the security interest granted under this Section 2 shall not attach to, and the Patent Collateral shall not include, such asset, provided, however, that the security interest granted under this Section 2 shall immediately attach to, and the Patent Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be Excluded Property.

SECTION 3. Security Agreement. The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 5. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]
By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

[Signature Page to Second Lien Patent Security Agreement]

Accepted and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent,
by

Name: Title:

[Signature Page to Second Lien Patent Security Agreement]

SCHEDULE A
to
SECOND LIEN PATENT SECURITY AGREEMENT

Patent and Patent Applications

Patents

Registered Owner	Title of Patent	Country	Type	Registration Number	Issue Date	Expiration Date

Patent Applications

Registered Owner	Title of Patent	Country	Type	Application Number	Date Filed

Schedule A-1

EXHIBIT IV
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

SECOND LIEN TRADEMARK SECURITY AGREEMENT, dated as of [__________], 20[__] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made among THE ENTITIES IDENTIFIED AS GRANTORS ON THE SIGNATURE PAGES HERETO (collectively, the “Grantors”) and WILMINGTON TRUST, NATIONAL ASSOCIATION (“Wilmington Trust”), as Collateral Agent for the Secured Parties.

WHEREAS, the Grantors are party to the Second Lien Pledge and Security Agreement, dated as of May 4, 2018 (the “Pledge and Security Agreement”), among Fusion Connect, Inc., a Delaware corporation, the other Grantors party thereto from time to time and Wilmington Trust, as Collateral Agent, pursuant to which the Grantors granted a security interest to the Collateral Agent in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security. As security for the payment and performance in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a continuing security interest in, all of such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”): (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, the goodwill of the business symbolized thereby or associated therewith, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule A under the heading “Trademark Registrations and Applications”, (b) all rights and privileges arising under applicable law with respect to such Grantor’s use of any trademarks, (c) all reissues, continuations, extensions and renewals thereof and amendments thereto, (d) all income, fees, royalties, damages and payments now and hereafter due and/or payable with respect to any of the foregoing, including damages, claims and payments for past, present or future infringements thereof, (e) all rights corresponding thereto throughout the world and (f) rights to sue for past, present and future infringements or dilutions thereof or other injuries thereto.

Exhibit IV-2

Notwithstanding anything herein to the contrary, (a) in no event shall the Trademark Collateral include or the security interest granted under this Section 2 attach to any “intent to use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent to use application under applicable federal law and (b) if, for so long and to the extent as any such asset constitutes Excluded Property, the security interest granted under this Section 2 shall not attach to, and the Trademark Collateral shall not include, such asset, provided, however, that the security interest granted under this Section 2 shall immediately attach to, and the Trademark Collateral shall immediately include, any such asset (or portion thereof) upon such asset (or such portion) ceasing to be Excluded Property.

SECTION 3. Security Agreement. The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 5. Counterparts. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Exhibit IV-2

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]
By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER GRANTORS]

[Signature Page to Second Lien Trademark Security Agreement]

Accepted and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent,
by

Name: Title:

[Signature Page to Second Lien Trademark Security Agreement]

SCHEDULE A
to
SECOND LIEN TRADEMARK SECURITY AGREEMENT

Trademark Registrations and Applications

Trademarks

Registered Owner	Trademark	Registration No./Application No.	Application Date/Registration Date

Trademark Applications

Registered Owner	Trademark	Application No.	Filing Date

Schedule A-1